                        EXHIBIT 99 LETTER OF TRANSMITTAL
                (IMPORTANT: See Instructions Beginning on Page 3)

TO:  CONTINENTAL STOCK TRANSFER &
     TRUST COMPANY, Exchange Agent
     2 Broadway, 19th Fl.
     New York, NY  10004
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|                                                        |   NOTE:  If the name or address as shown at left is not correct, please
|                                                        |   make any changes necessary.
|                                                        |
|                                                        |
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Gentlemen:

         The undersigned surrenders herewith the following certificate(s)
representing Redeemable Common Stock Purchase Warrants ("Warrants") of
Tellurian, Inc. (the "Company" or "Tellurian") and $1.875 per tendered Warrant
(the "Exchange Cash Consideration") in exchange for a certificate representing
Units pursuant to the terms of an Exchange Offer to existing Warrant Holders
(the "Offer" or "Exchange Offer"). Each Unit consists of one share of Common
Stock and one Warrant identical to the Warrants surrendered and is not detachable until March 23, 1998 without the consent of the Company. The terms of the Units, the Exchange Offer and other important information are as more fully described in Tellurian's Prospectus dated December 18, 1997, as supplemented
January 23, 1998 (the "Prospectus") which has been delivered to each Warrant
Holder together with this Letter of Transmittal, receipt of which is hereby acknowledged. The number of Units to be issued to the undersigned will equal the number of Warrants tendered which is accompanied by the Exchange Cash
Consideration. Any excess number of Warrants which have been tendered without the appropriate amount of Exchange Cash Consideration will be returned to the undersigned. The Exchange Agent, Continental Stock Transfer & Trust Company (who
also serves as Tellurian's Transfer Agent and Warrant Agent) will be authorized to receive Exchange Cash Consideration in the form of a good check (preferably a certified check or official bank check) or money order made payable to
"Continental Stock Transfer & Trust Company as Exchange Agent for Telllurian,
Inc." Unless otherwise indicated, it is assumed that all Warrants are tendered.
The undersigned acknowledges that in the event that Warrant Holders of Tellurian tender more than 1,300,000 Warrants in the aggregate pursuant to the Exchange
Offer, the undersigned will agree that Tellurian may accept Warrants on a pro rata basis, disregarding fractions, according to the number of Warrants tendered by each Warrant Holder and to have returned to the undersigned all or any part of the Warrants and Exchange Consideration not accepted by the Company.
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                                                     Certificates Enclosed
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                                                       Number of Warrants
  Warrant Certificate Number                       Represented by Certificate                   Number of Warrants Tendered
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
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Total Warrants Tendered
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The name and address of the registered owner(s) should be printed if they are not already printed on the upper lefthand corner of this Letter of Transmittal as they appear on the certificate(s) representing Warrants tendered hereby. The certificate(s) and the number of Warrants that the undersigned wishes to tender are indicated in the appropriate boxes in the table above. No fractional Units will be issued.

The undersigned represents that he or she has full authority to sell and to transfer the tendered Warrants and that the Company will acquire good title thereto free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute any additional documents necessary to complete the sale and transfer of the tendered Warrants. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not he affected by and shall survive the death or incapacity of the undersigned.

The undersigned hereby irrevocably constitutes the Exchange Agent as attorney with full power of substitution to deliver the tendered Warrants and the Exchange Cash Consideration together with all accompanying evidences of authority to or upon the order of the Company and to cause the tendered Warrants to be transferred on the books of the Company.

The Exchange Agent will issue and deliver the Unit certificates for the Warrants purchased and the remaining Warrants not purchased by the Company pursuant to the Exchange Offer (the "Unpurchased Warrants") to the undersigned at the address specified at the top of Page 1 of this Letter of Transmittal unless otherwise indicated under Special Payment Instructions or Special Delivery
Instructions.
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                                                             Guarantee of Delivery

                                           To be Used Only if Certificates are not Tendered Herewith
                                                            (See Instruction 1(b))
The undersigned

[ ] a member of a national securities ex change

[ ] a member of the NASD

[ ] a commercial bank or trust company having
    an office in the United States
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                                                                            |
certifies that the number of Warrants indicated in the box on page one      |      Firm name:___________________________________
as tendered is held for its own account, or for the account)(s) of others   |
who have authorized this tender and guarantees to deliver to the            |      Address:_____________________________________
Exchange Agent in proper form for transfer, certificates for the            |              _____________________________________
Warrants tendered by this Letter of Transmittal within three (3)            |              _____________________________________
business days after expiration of the Tender Offer Period as defined in     |                       Authorized Signature
the Prospectus and confirms that the tender of such Warrants is in          |
compliance with Regulation 14e-4 promulgated under the Securities           |      Area Code & Tel. No.:________________________
Exchange Act of 1934.                                                       |      Date:________________________________________
                                                                            |
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Please issue the certificate(s) of Units and Unpurchased Warrants (including
Warrants tendered pursuant to the Exchange Offer and not accepted by Tellurian)
which the undersigned is entitled in the name appearing above, subject to the following instruction:
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                  SPECIAL PAYMENT INSTRUCTIONS                                          SPECIAL DELIVERY INSTRUCTIONS
                      (See Instruction 4)                                                     (See Instruction 6)
     Fill in ONLY if any new certificate(s) representing Units      Fill in ONLY if delivery of any new certificate(s) representing
or  Unpurchased Warrants are to be registered in the name(s) of,    Units or Unpurchased Warrants are to be made to OTHER than
any person(s) OTHER than the name(s) appearing on the mailing       the address appearing in the box above or, if the Special
label in  the box above.                                            Payment box is filled in, to OTHER than the address appearing therein.

     Issue and register any new Unit or Unpurchased Warrant
certificate(s) in the name(s) of
                                                                    Mail to:
Name__________________________________________________________
                            (Please Print)                          Name__________________________________________________________
Address ______________________________________________________                               (Please Print)
                                                                    Address_______________________________________________________
______________________________________________________________
                          (Including Zip Code)                      ______________________________________________________________
______________________________________________________________                            (Including Zip Code)
                       (Social Security or I.R.S.
                     Employer Identification Number)
-----------------------------------------------------------------   -----------------------------------------------------------

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PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT
YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.  FAILURE TO DO SO MAY IN THE FUTURE SUBJECT YOU TO THIRTY-ONE PERCENT FEDERAL INCOME
TAX WITHHOLDING FROM DISTRIBUTION PROCEEDS THAT YOU MAY BE OTHERWISE ENTITLED TO FROM THE COMPANY, IF ANY.
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                                        2

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                                  Part 1 -- PLEASE PROVIDE YOUR TIN IN THE
                                  BOX AT RIGHT AND CERTIFY BY SIGNING AND      _________________________________________________
                                  DATING BELOW                                 Social Security No,. or Employer Identification No.

                                                                               __________________________________________________
                                                                                                 or Awaiting TIN
                                  -----------------------------------------------------------------------------------------------
                                  Part 2 -- For Payees exempt from backup withholding, see the enclosed Guidelines for
SUBSTITUTE                        Certification of Taxpayer Identification Number on Substitute Form W-9. Certification -- Under
Form W-9                          penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer
Department of the Treasury        identification number (or I am waiting for a number to be issued to me), and (2) I am not
Internal Revenue Services         subject to backup withholding because I have not been notified by the Internal Revenue Service
                                  (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                  -----------------------------------------------------------------------------------------------
Payer's Request for Taxpayer      Certificate Instructions -- You must cross out item (2) above if you have been notified by the
Identification Number (TIN)       IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding do not cross out item (2).

                                  SIGNATURE _______________________________________________________ DATE_______________________

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Date:______________________________________________________________________

Signature(s):______________________________________________________________

             ______________________________________________________________

Signature(s) of registered holder(s) must be signed by registered holder(s) exactly as name(s) appear on certificate(s) or by person(s) authorized to become registered holder(s) of certificate(s) by document(s) transmitted herewith. (See Instructions 2 and 5.)

Signature(s) guaranteed.  (See Instruction 4.)

___________________________________________________________________________
                    (Name of Firm Issuing Guarantee)

___________________________________________________________________________
                         (Signature of Officer)

___________________________________________________________________________
                           (Title of Officer)
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                                  INSTRUCTIONS
1. a. Execution and Delivery of Letter of Transmittal. This Letter of Transmittal should be filled in, dated and signed and sent to Continental Stock Transfer & Trust Company, Exchange Agent, 2 Broadway, 19th Floor, New York, New York 10004, prior to 12:00 midnight New York City time on February 23, 1998 unless the Offer is extended in accordance with the terms of the Prospectus (the last full business day of the Tender Offer Period shall hereinafter be referred to as the "Expiration Date") , accompanied by the Exchange Cash Consideration and all Warrant certificates of Tellurian to be tendered by you. The method of transmitting or delivering such certificate(s) is at the risk of the owner, but if sent by mail, registered mail is recommended; an addressed envelope is enclosed for your convenience.

     b. Guarantee of Delivery. Prior to the Expiration Date, tenders may be made without the concurrent deposit of warrant certificates if such tenders are made by or through members of a national securities exchange or the NASD or by commercial banks or trust companies having an office in the United States (an "Eligible Institution") and are accompanied by the applicable Exchange Cash Consideration. In such cases, the Letter of Transmittal and the applicable Exchange Cash Consideration must be received prior to the Expiration Date by the Exchange Agent and the guarantee of delivery contained in the Letter of Transmittal must be executed by such Eligible Institution. In addition, the certificates tendered thereby must be received by the Exchange Agent no later than three (3) business days after the Expiration Date of the Exchange Offer. In all other cases, the Letter of Transmittal must be accompanied by the warrant certificates and the appropriate Exchange Cash Considerations. "Expiration Date" means 12:00 midnight New York City Time on February 23, 1998, unless and until the Company shall have extended the period of time for which the Offer is open in which event the term the "Expiration Date" shall mean the latest time and date on which the Exchange Offer, as so extended by the Company, shall expire. The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open in accordance with the terms of the Exchange Offer as described in the Prospectus.

If a Warrant Holder desires to tender Warrants pursuant to the Exchange Offer and time will not permit his or her Letter of Transmittal to reach the Exchange Agent prior to the Expiration Date, his or her tender may be effected if, prior to the Expiration Date, the Exchange Agent has received the applicable Exchange Cash Consideration and a telegram or letter from an Eligible Institution setting forth the name of the Warrant Holder, the number of Warrants tendered and a statement that the tender is being made thereby and guaranteeing that the warrant certificates, together with the Letter of Transmittal, and any other required documents, will be received by the Exchange Agent no later than three (3) business days after the Expiration Date and representing that the Warrant Holder on whose behalf the tender is being made is deemed to own the Warrant, being tendered within the meaning of Regulation 14e-4 promulgated under the Securities Exchange Act of 1934, as amended.

The Exchange in any event for Warrants tendered pursuant to the Exchange Offer will be made only after the timely receipt by the Exchange Agent of Warrant certificates and the Exchange Cash Consideration, properly completed and duly executed Letter of Transmittal and any other required documents.

2. Signatures. The Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the Warrant certificate(s) transmitted. If the Warrants covered by such certificate(s) are registered in the names of two or more owners, all such owners must sign. The signature(s) on the Letter of Transmittal should correspond exactly to the name(s) written on the face of the Warrant certificate(s) transmitted unless the Warrants described on the Letter of Transmittal have been assigned by the registered holder, in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee appears in the transfers attached to or endorsed on the certificate(s). See Instructions 4(a) and 4(b).

3. Issuance of New Certificates in Same Name. If any certificate(s) representing Units or Unpurchased Warrants are to be issued in the name of the registered holder as inscribed on the surrendered Warrant certificate(s), the surrendered Warrant certificate(s) need not be endorsed and no guarantee of the signature on the Letter of Transmittal is required. For corrections in name or changes in name not involving changes in ownership, see Instruction 4(d).

4. Issuance of New Certificates in Different Names. If any certificate(s) representing Units or Unpurchased Warrants are to be issued in the name of someone other than the registered holder of the surrendered Warrant certificate(s), you must follow the guidelines below.

   a. Endorsement and Guarantee. The Warrant certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder of such certificate(s) to the person who is to receive the Units or Unpurchased Warrants. The signature of the registered holder to the endorsement or stock powers must correspond with the name as written upon the face of the Warrant certificate(s) in every particular and must be guaranteed by a member of an acceptable Medallion Guarantee Program.

   b. Transferee's Signature. The Letter of Transmittal must be signed by the transferee or assignee or his agent, and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be guaranteed by a Guarantor as defined in Instruction 4(a).

   c. Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of any security in any name other than that of the registered holder, the Letter of Transmittal must be accompanied by a check in payment of any transfer or other taxes required by reason of such issuance in such different name, or by proper evidence that such tax has been paid or is not payable.

   d. Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: for a change in name by marriage, etc., the surrendered Warrant certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed as described in Instruction 4(a). For a correction in name, the surrendered certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed as described in Instruction 4(a).

   You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of any securities in a name different from that of the registered holder of the surrendered Warrant certificate(s).

5. Substitute Form W-9. Under current federal income tax law. a holder who surrenders securities for exchange is required to provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") (i.e., social security number or employer identification number) on Substitute Form W-9. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery to such holder of any future distributions may be subject to backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Certain holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalty of perjury, to the Exchange Agent (which form the Exchange Agent will provide upon request) attesting to the individual's exempt status.

     If backup withholding applies, the Exchange Agent is currently required to withhold 31% of any future distribution made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     The Company reserves the right in its sole discretion to direct the Transfer Agent to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

     To prevent backup withholding with respect to any future distribution, the holder is required to notify the Transfer Agent of his or her correct TIN by completing the form on the Letter of Transmittal, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN).

     The holder is required to give the Transfer Agent the social security number or employer identification number of the record owner of the shares.

6. Supporting Evidence. In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted with the Letter of Transmittal, surrendered Warrant certificate(s) and/or stock powers, documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer Warrants. Such documentary evidence of authority must be in form satisfactory to the Transfer Agent.

7. Special Instructions for Deliveries by the Transfer Agent. Unless instructions to the contrary are given in the Special Delivery Instructions Box, any certificate(s) representing Units or Unpurchased Warrants to be distributed pursuant to the Exchange Offer and this Letter of Transmittal will be mailed to the address shown on the mailing label or to the address shown in the Special Payment Instructions Box,

8. Partial Tenders. If fewer than all the Warrants evidenced by any certificate submitted are to be tendered, write in the number of Warrants which are to be tendered in the box which is entitled "Number of Warrants Tendered." A new certificate for the remainder of the Warrants which were evidenced by your old certificate(s) will be sent to you unless otherwise provided in the appropriate box on the Letter of Transmittal as soon as practicable after the Expiration Date. All Warrants represented by certificates listed are deemed to have been tendered unless otherwise indicated.

9. Exchange Cash Consideration. The applicable cash payments herein referred to as the Exchange Cash Consideration is to accompany the Warrants tendered. Such payment must be made by good check (preferably certified check or official bank check) or money order, payable in United States dollars to the order of Continental Stock Transfer & Trust Company, as Exchange Agent for Tellurian, Inc.

10. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted.

11. Multiple Registrations. If a holder's Warrants are registered differently on several certificates, it will be necessary for him or her to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Warrants.

12. Inadequate Space. If the space provided on Page one of this Letter of Transmittal is inadequate, the certificate numbers and number of Warrants should be listed on a separate signed schedule to be affixed hereto.

13. Waiver of Conditions. The Company reserves the absolute right to waive any of the specified conditions in the Offer in the case of any Warrants tendered.

14. Inquiries. All inquiries with respect to the completion of the Letter of Transmittal, additional copies of the Letter of Transmittal and the surrender of any certificate(s) representing Warrants should be made to Shareholder Communications Corporation, 17 State Street, New York, NY 10004, toll free (1-800-221-5724), collect (1-212-805-7000).